Exhibit 99.2

Announcement by Alcoa Corporation of Offers to Purchase for Cash

Certain Outstanding Securities Listed Below

Pittsburgh, Pennsylvania, March 3, 2025 – Alcoa Corporation (“Alcoa”) (NYSE: AA) announces that its wholly-owned subsidiary, Alcoa Nederland Holding B.V. (“ANHBV”), has commenced the following offers to purchase:

(A)

ANHBV’s offer to purchase for cash any and all outstanding 5.500% senior unsecured notes due 2027 (the “Any and All Notes”) issued by ANHBV, fully guaranteed on an unsecured basis by Alcoa (the “Any and All Offer”):

Title of Security	CUSIP / ISIN	Principal Amount Outstanding		Reference U.S. Treasury Security	Bloomberg Reference Page(1)	Fixed Spread
5.500% Senior Unsecured Notes due 2027	Rule 144A: 013822AE1 / US013822AE11 Regulation S: N02175AD4 / USN02175AD40	US$	750,000,000	2.875% U.S. Treasury due June 15, 2025	FIT 3	0 bps

(1)	The applicable page on Bloomberg from which the Dealer Managers will quote the bid side price of the Reference U.S. Treasury Security.

(B)

ANHBV’s offer to purchase for cash outstanding 6.125% senior unsecured notes due 2028 (the “Capped Notes” and, together with the Any and All Notes, the “Notes”) issued by ANHBV, fully guaranteed on an unsecured basis by Alcoa, up to an aggregate principal amount not to exceed US$250,000,000 (the “Maximum Principal Amount”) (the “Capped Offer” and, together with the Any and All Offer, the “Offers”):

Title of Security	CUSIP / ISIN	Principal Amount Outstanding	Capped Early Consideration(1)(2)	Early Tender Premium(1)	Capped Late Consideration(1)
6.125% Senior Unsecured Notes due 2028	Rule 144A: 013822AC5 / US013822AC54 Regulation S: N02175AC6 / USN02175AC66	US$500,000,000	US$1,012.50	US$30	US$982.50

(1)	Per US$1,000 principal amount.
(2)	Includes the Early Tender Premium (as defined below).

Information on the Offers

The Any and All Offer is scheduled to expire at 5:00 p.m., New York City time, on March 14, 2025, unless extended or earlier terminated by ANHBV in its sole discretion (such time and date, as it may be extended or earlier terminated, the “Any and All Expiration Date”). Holders of Any and All Notes who validly tender (and do not validly withdraw) their Any and All Notes at or prior to the Any and All Expiration Date or deliver a properly completed and duly executed notice of guaranteed delivery at or prior 5:00 p.m., New York City time, March 18, 2025, will be eligible to receive the Any and All Total Consideration (as defined below). Validly tendered Any and All Notes may be validly withdrawn at any time at or prior to the Any and All Expiration Date, unless extended or earlier terminated by ANHBV as described in that certain offer to purchase dated March 3, 2025 relating to the Any and All Offer and the Capped Offer (the “Offer to Purchase”), but not thereafter.

The “Any and All Total Consideration” payable per US$1,000 principal amount of Any and All Notes validly tendered and not validly withdrawn and accepted for purchase pursuant to the Any and All Offer, will be determined in the manner described in the Offer to Purchase by reference to the applicable Fixed Spread for such Any and All Notes plus the applicable yield based on the bid-side price of the applicable U.S. Treasury Reference Security specified in the table above at 11:00 a.m., New York City time, on the Any and All Price Determination Date (as defined in the Offer to Purchase). If the Any and All Expiration Date is extended by more than 48 hours by ANHBV in its sole discretion, the Any and All Price Determination Date may be extended to 11:00 a.m., New York City time, on the same day as the extended Any and All Expiration Date.

The Capped Offer is scheduled to expire at 5:00 p.m., New York City time, on March 31, 2025, unless extended or earlier terminated by ANHBV in its sole discretion (such time and date, as it may be extended or earlier terminated, the “Capped Expiration Date” and, together with the Any and All Expiration Date, each an “Expiration Date”). Holders of Capped Notes who validly tender (and do not validly withdraw) their Capped Notes at or prior to 5:00 p.m., New York City time, on March 14, 2025, unless extended or earlier terminated by ANHBV in its sole discretion (such time and date, as it may be extended or earlier terminated, the “Capped Early Tender Date”) will be eligible to receive the Capped Early Consideration set forth in the table above for each US$1,000 principal amount of Capped Notes (the “Capped Early Consideration”), which includes an early tender premium (the “Early Tender Premium”). Holders of Capped Notes who validly tender their Capped Notes after the Capped Early Tender Date but at or prior to the Capped Expiration Date in the manner described in the Offer to Purchase will not be eligible to receive the Capped Early Consideration and will, therefore, only be eligible to receive the Capped Late Consideration set forth in the table above for each US$1,000 principal amount of Capped Notes (which does not include the Early Tender Premium) (the “Capped Late Consideration”). Validly tendered Capped Notes may be validly withdrawn at any time prior to the Capped Early Tender Date but not thereafter, except as the Capped Early Tender Date may extended or earlier terminated by ANHBV in its sole discretion.

In addition to the Any and All Total Consideration, the Capped Early Consideration, or the Capped Late Consideration, as applicable, all holders whose Notes are accepted for purchase pursuant to the Offers will be paid accrued and unpaid interest on the Notes (“Accrued Interest”) from, and including, the applicable last interest payment date up to, but not including, the applicable Settlement Date (as defined below) payable on such date. For the avoidance of doubt, we will not pay Accrued Interest for any periods following the applicable Settlement Date in respect of any Notes accepted for purchase in the applicable Offer. Accrued Interest on the Any and All Notes tendered using the guaranteed delivery procedures set forth in the Offer to Purchase will cease to accrue on the Any and All Settlement Date.

If the aggregate principal amount of the Capped Notes validly tendered (and not validly withdrawn) at or prior to the Capped Early Tender Date or the Capped Expiration Date exceeds the Maximum Principal Amount, a prorated amount of the Capped Notes validly tendered (and not validly withdrawn) by holders of the Capped Notes at or prior to the Capped Early Tender Date or the Capped Expiration Date, as the case may be, will be accepted for purchase.

Notes may be tendered and accepted for payment only in principal amounts equal to minimum denominations of US$200,000 and integral multiples of US$1,000 in excess thereof. Holders who tender less than all their Notes must continue to hold such series of Notes in minimum principal amounts of US$200,000 and integral multiples of US$1,000.

Subject to applicable law, each of the Offers may be individually amended, extended, terminated or withdrawn without amending, extending, terminating or withdrawing, as the case may be, the other Offer.

Settlement

Settlement of the Any and All Offer is expected to occur on the third Business Day (as defined in the Offer to Purchase) following the Any and All Expiration Date, unless the Any and All Expiration Date is extended or earlier terminated by ANHBV in its sole discretion (the “Any and All Settlement Date”). Tendered Any and All Notes may be withdrawn at any time at or prior to the Any and All Expiration Date. If the Any and All Offer is extended, the Any and All Withdrawal Date will be extended until the extended Any and All Expiration Date; provided that the Any and All Withdrawal Date will be further extended to permit withdrawal at any time after the 60th Business Day after commencement of the Any and All Offer if for any reason the Any and All Offer has not been consummated within 60 Business Days after commencement thereof.

Holders of the Capped Notes that have validly tendered and not validly withdrawn their Capped Notes at or prior to the Capped Early Tender Date and whose Capped Notes are accepted for purchase shall, if ANHBV so elects, receive the Capped Early Consideration on the early settlement date, which date is expected to occur three Business Days following the Capped Early Tender Date (the “Capped Early Settlement Date”). If ANHBV does not, in its sole discretion, elect to pay for such tendered Capped Notes prior to the Capped Expiration Date, then the Early Settlement Date will be the same as the final settlement date, which date is expected to occur two Business Days following the Capped Expiration Date (the “Capped Final Settlement Date” and, together with the Early Settlement Date and the Any and All Settlement Date, each a “Settlement Date”).

Conditions to Offers

ANHBV’s obligation to purchase Notes in the Offers is conditioned on the satisfaction or waiver of a number of conditions described in the Offer to Purchase, including (i) the entry by Alumina Pty Ltd (ABN 85 004 820 419) (“Alumina Pty”), a wholly-owned subsidiary of Alcoa, into a purchase agreement, on terms and conditions reasonably satisfactory to Alumina Pty, for the offer and sale of $1 billion aggregate principal amount of debt securities of one or more series to investors (the “New Notes Offering”) yielding net proceeds that will be provided to ANHBV following a series of transactions among wholly-owned entities in the Alcoa group and that are sufficient, along with cash on hand, to fund the payment of the Any and All Total Consideration, Capped Early Consideration or Capped Late Consideration, as applicable, and Accrued Interest due to holders of the relevant Notes tendered in the Offers (the “Pricing Condition”), and (ii) the closing of the New Notes Offering and receipt by ANHBV of the net proceeds therefrom on or prior to the applicable Settlement Date (the “New Notes Settlement Condition” and together with the Pricing Condition, the “Financing Condition”). There can be no assurance that Alumina Pty will complete on time, or at all, the New Notes Offering or that the Financing Condition or any other condition will be satisfied.

Neither of the Offers is conditioned upon the tender of any minimum principal amount of Notes of such series or of the other series. However, the Capped Offer is subject to the Maximum Principal Amount. ANHBV reserves the right, but is under no obligation, to increase or decrease the Maximum Principal Amount at any time without reinstating withdrawal rights or extending the Capped Early Tender Date, subject to applicable law. In the event of a termination of an Offer, neither the applicable consideration nor Accrued Interest will be paid or become payable to the holders of the applicable series of Notes, and the Notes tendered pursuant to such Offer will be promptly returned to the tendering holders. ANHBV has the right, in its sole discretion, not to accept any tenders of Notes for any reason and to amend or terminate the Offers at any time.

Subsequent Redemptions or Repurchases

From time to time after each applicable Expiration Date or termination or withdrawal of any of the Offers, ANHBV or any of its affiliates may acquire any Notes that are not purchased pursuant to the Offers through open market purchases, privately-negotiated transactions, tender offers, exchange offers, redemptions or otherwise, upon such terms and at such prices as ANHBV or any of its affiliates may determine, which may be more or less than the price to be paid pursuant to the Offers and could be for cash or other consideration. ANHBV may also exercise its right to redeem any Notes not purchased in the Offers and that remain outstanding after the applicable Expiration Date pursuant to the respective indenture governing such series of Notes. There can be no assurance as to which, if any, of these alternatives or combinations thereof ANHBV will choose to pursue in the future.

For More Information

The terms and conditions of the Offers are described in the Offer to Purchase. Copies of the Offer to Purchase are available at www.dfking.com/alcoa and by request to D.F. King & Co., Inc., the tender agent and information agent for the Offers (the “Tender and Information Agent”). Requests for copies of the Offer to Purchase should be directed to the Tender and Information Agent at +1 (800) 848-3409 (toll free) and +1 (212) 269-5550 (collect) or by e-mail to alcoa@dfking.com.

ANHBV reserves the right, in its sole discretion, not to accept any tenders of Notes for any reason. ANHBV is making the Offers only in those jurisdictions where it is legal to do so.

ANHBV has engaged Morgan Stanley & Co. LLC and BofA Securities, Inc. to act as the dealer managers (the “Dealer Managers”) in connection with the Offers. The Dealer Managers can be contacted at their telephone numbers set forth on the back cover page of the Offer to Purchase with questions regarding the Offers.

Disclaimer

None of ANHBV, Alcoa, the Dealer Managers, the Tender and Information Agent, the trustee for the Notes, or any of their respective affiliates, is making any recommendation as to whether holders should or should not tender any Notes in response to the Offers or expressing any opinion as to whether the terms of the Offers are fair to any holder. Holders of the Notes must make their own decision as to whether to tender any of their Notes and, if so, the principal amount of Notes to tender. Please refer to the Offer to Purchase for a description of the offer terms, conditions, disclaimers and other information applicable to the Offers.

This press release is for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities, including with respect to the New Notes Offering. The Offers are being made solely by means of the Offer to Purchase. The Offers are not being made to holders of the Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In those jurisdictions where the securities, blue sky or other laws require any tender offer to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of ANHBV by the Dealer Managers or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

The securities proposed to be offered in the New Notes Offering have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction and may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, including those related to the Offers and the New Notes Offering. Forward-looking statements include those containing such words as “aims,” “ambition,” “anticipates,” “believes,” “could,” “develop,” “endeavors,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “potential,” “plans,” “projects,” “reach,” “seeks,” “sees,” “should,” “strive,” “targets,” “will,” “working,” “would,” or other words of similar meaning. All statements by Alcoa that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts concerning global demand growth for bauxite, alumina, and aluminum, and supply/demand balances; statements, projections or forecasts of future or targeted financial results, or operating performance (including our ability to execute on strategies related to environmental, social and governance matters); and statements about strategies, outlook, and business and financial prospects. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions, and expected future developments, as well as other factors that management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Additional information concerning factors that could cause actual results to differ materially from those projected in the forward-looking statements is contained in Alcoa’s filings with the Securities and Exchange Commission. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

About Alcoa

Alcoa is a global industry leader in bauxite, alumina and aluminum products with a vision to reinvent the aluminum industry for a sustainable future. Our purpose is to turn raw potential into real progress, underpinned by Alcoa Values that encompass integrity, operating excellence, care for people and courageous leadership. Since developing the process that made aluminum an affordable and vital part of modern life, our talented Alcoans have developed breakthrough innovations and best practices that have led to improved safety, sustainability, efficiency, and stronger communities wherever we operate.

Alcoa Corporation

Yolande Doctor Investor Contact +1-412-992-5450 Yolande.B.Doctor@alcoa.com	Courtney Boone Media Contact +1-412-527-9792 Courtney.Boone@alcoa.com

5